UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)      May 05, 2006
                                                  ------------------------------


                             ESCALADE, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Indiana
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                 (State or Other Jurisdiction of Incorporation)


              0-6966                                   13-2739290
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     (Commission File Number)              (IRS Employer Identification No.)


     251 Wedcor Avenue, Wabash, Indiana                  46992
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  (Address of Principal Executive Offices)             (Zip Code)


                                 (260) 569-7208
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01   Other Events.

On April 28, 2006, the Company's wholly owned subsidiary, Indian Industries, Inc. reached an agreement with the International Union of Electronic, Electrical, Salaried, Machine and Furniture Workers AFL-CIO (Local 84-848) which represents the Company's workers at the Evansville, Indiana facility. This agreement was ratified by Union Members on April 30, 2006 and covers the period May 1, 2006 to April 30, 2009.

On May 05, 2006, the Company issued a press release announcing the acquisition of its distributor in Spain. The press release is attached at Exhibit 99.1.


Item 9.01   Financial Statements and Exhibits

         (c)      Exhibits

                  Exhibit        Description
                  -------        -----------
                  99.1           Press release dated May 5, 2006



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  May 5, 2006                     ESCALADE, INCORPORATED

                                       By: /s/ TERRY D. FRANDSEN
                                           -------------------------------------
                                           Terry D. Frandsen, Vice President and
                                           Chief Financial Officer


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